UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 22, 2018

Canfield Medical Supply, Inc.
(Exact name of Registrant as specified in its charter)

Colorado	None	34-1720075
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

4120 Boardman-Canfield Rd., Canfield, OH 44406
 (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (330) 533-1914

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 22, 2018, the Company dismissed Pritchett, Siler & Hardy, PC ("PSH") as its independent registered accounting firm and engaged Pinnacle Accountancy Group of Utah (a dba of Heaton & Company) as its new independent registered accounting firm.

Since PSH's appointment as our independent registered accounting firm on January 11, 2016 and through January 22, 2018, which included its audits of our financial statements and reviews of Forms 10-K for the years ended December 31, 2016, 2015, and 2014, and reviews of the quarterly Forms 10Q for the years ended December 31, 2015, 2016, and 2017, there were (i) no disagreements between the Company and PSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of PSH, would have caused PSH to make reference thereto in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PSH with a copy of this Form 8-K and requested that PSH furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PSH agrees with the above statements. A copy of such letter, dated March 29, 2018 is attached as Exhibit 16.1.

During years ended December 31, 2016 and 2015, and in the subsequent interim period through January 22, 2018, the Company has not consulted with PSH regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that PSH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number	Description

16.1	Letter from PSH dated March 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2018	Canfield Medical Supply, Inc.

	By:	/s/ Michael J. West
Michael J. West
President & CEO